UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2005

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Kansas City Southern, ("the Company", "KCS") is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Joint KCS and Grupo TMM, S.A. ("TMM") press release dated January 25, 2005, announcing the expiration of the Hart-Scott-Rodino waiting period allowing the Amended and Restated Acquisition Agreement to proceed without further antitrust review. See the press release attached hereto as Exhibit 99.1 for further information.

In connection with the proposed acquisition pursuant to the Amended and Restated Acquisition Agreement, KCS will file relevant materials with the Securities and Exchange Commission ("SEC"), including an amended proxy statement soliciting stockholder approval of certain actions in connection with the transaction. Stockholders are urged to read the definitive proxy statement, as well as any amendments and supplements to the definitive proxy statement (if and when they become available) and any other relevent documents filed with the SEC, because they will contain important information about the transaction. Stockholders and investors may obtain the amended proxy statement and any other relevent documents free of charge at the SEC's Internet web site at www.sec.gov. Stockholders may also obtain free of charge the amended proxy statement and any other relevant documents by contacting the office of the Corporate Secretary at KCS' principal executive offices at (816) 983-1538. Written requests should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). Such definitive amended proxy statement is not currently available. KCS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from KCS stockholders with respect to approval of certain actions in connection with the transaction. Information regarding these directors and executive officers and their beneficial ownership interests in KCS can be found in KCS' proxy statement on Schedule 14A, filed with the SEC on April 5, 2004, in connection with the 2004 annual meeting of KCS stockholders. Investors may obtain additional information regarding the interest of such participants by reading the amended proxy statement files in connection with the transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Exhibit No.: (99)
Document: Additional Exhibits

99.1
Press Release issued jointly by Kansas City Southern and Grupo TMM, S.A. dated January 25, 2005 entitled "Grupo TMM and Kansas City Southern Announce Expiration of Hart-Scott-Rodino Waiting Period Allowing the Amended and Restated Acquisition Agreement to Proceed Without Further Antitrust Review."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

January 26, 2005	By:	James S. Brook

Name: James S. Brook
Title: Vice President and Comptroller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued jointly by Kansas City Southern and Grupo TMM, S.A. dated January 25, 2005 entitled "Grupo TMM and Kansas City Southern Announce Expiration of Hart-Scott-Rodino Waiting Period Allowing the Amended and Restated Acquisition Agreement to Proceed Without Further Antitrust Review."